UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2010

NOVA BIOSOURCE FUELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Suite 422, Houston, Texas 77024
(Address of principal executive offices, including Zip Code)

(713) 869-6682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Consummation of Seneca Asset Purchase Agreement

As previously announced (Nova Biosource Fuels, Inc. Current Report on Form 8-K, dated September 25, 2009), on September 29, 2009, the United States Bankruptcy Court for the District of Delaware entered an order authorizing the sale of assets by Nova Biofuels Seneca, LLC and Nova Biosource Technologies, LLC, each a Delaware limited liability company and a subsidiary of Nova Biosource Fuels, Inc. (either or both, the “Seneca Sellers”), to Seneca Landlord LLC (formerly REG Seneca LLC), an Iowa limited liability company, or its designee (the “Seneca Purchaser”), pursuant to the terms of an Asset Purchase Agreement, dated as of September 23, 2009 (the “Seneca Asset Purchase Agreement”). Pursuant to the Seneca Asset Purchase Agreement, the Seneca Purchaser agreed to acquire substantially all of the Seneca Sellers’ assets, excluding certain specified assets, used in manufacturing ASTM D6751 quality biodiesel and related co-products out of its production facilities in Seneca, Illinois, including all patents and intellectual property rights to Nova’s process technology, and to assume bank term debt of approximately $36,250,000.  As of April 8, 2010 this transaction was consummated.

Item 1.03 BANKRUPTCY OR RECEIVERSHIP

On April 9, 2010, the United State Bankruptcy Court for the District of Delaware signed an Order granting Debtor’s Motion for Entry of an Order Dismissing Chapter 11 Cases, Approving Mechanism for Distribution of WestLB’s carveout amounts, and for related relief pursuant to 11 U.S.C. §§ 105(a), 349, and 1112(b) and Bankruptcy Rule 9019.  A copy of this Order is attached as Exhibit 99.1.

Item 5.02 DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF OFFICERS

On April 12, 2010, each of Kenneth Hern, Fred Zeidman, John Reiland, Robert White and C. Robert Black, resigned as a director and officer of Nova Biosource Fuels, Inc. and of any and all direct and/or indirect subsidiaries thereof on which they served.

Item 7.01  REGULATION FD DISCLOSURE

As a result of the foregoing, no further Securities and Exchange Act of 1934 filings will be made by Nova Biosource Fuels, Inc.

The information contained in 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item: 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1           Bankruptcy Order dated April 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2010

NOVA BIOSOURCE FUELS, INC.

By:	/s/ Brent King
Brent King
Chief Restructuring Officer